UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): March 20, 2023
RED ROBIN GOURMET BURGERS, INC.
(Exact name of registrant as specified in its charter)

Delaware	001-34851	84-1573084
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

10000 E. Geddes Avenue, Suite 500
Englewood, Colorado            80112
(Address of principal executive offices)                 (Zip Code)

Registrant’s telephone number, including area code: (303) 846-6000

Not Applicable
(Former name or former address, if changed since last report.)
 ___________________________________________________________________________

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Exchange Act:

Title of each class	Trading symbol(s)	Name of each exchange on which registered
Common Stock, $0.001 par value	RRGB	Nasdaq	(Global Select Market)

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

ITEM 5.03     Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.
On March 20, 2023, the Board of Directors (the “Board”) of Red Robin Gourmet Burgers, Inc. (the “Company”) approved amendments to the Company’s Fourth Amended and Restated Bylaws (as amended, the “Amended and Restated Bylaws”), which became effective immediately.
Among other things, the amendments effected by the Amended and Restated Bylaws: (i) establish a proxy access provision, which provides that a stockholder, or a group of up to 20 stockholders, owning at least three percent of the voting power of the Company’s outstanding capital stock continuously for at least three years, may nominate and include in the Company’s annual meeting proxy materials director nominees constituting up to the greater of (a) two directors or (b) twenty percent of the number of directors to be elected at the annual meeting, subject to certain limitations and provided that the stockholders and nominees satisfy the requirements specified in the Amended and Restated Bylaws; (ii) update certain procedural and information requirements for the nomination of directors at meetings of stockholders; (iii) update various provisions to conform with recent amendments made to the Delaware General Corporation Law, including with respect to adjournments of meetings of stockholders; (iv) reflect the exclusive forum provision previously approved by the Board of Directors on February 13, 2013; and (v) make certain other administrative, modernizing, clarifying, and conforming changes.
The foregoing description is qualified in its entirety by reference to the text of the Amended and Restated Bylaws. The Amended and Restated Bylaws, along with a copy marked to show changes from the prior version, are included as Exhibits 3.1 and 3.2, respectively, to this Current Report on Form 8-K and are incorporated herein by reference.

ITEM 9.01 Financial Statements and Exhibits

(d)    Exhibits

Exhibit No.	Description
3.1	Red Robin Gourmet Burgers, Inc. Fifth Amended and Restated Bylaws, as amended March 20, 2023
3.2	Red Robin Gourmet Burgers, Inc. Fifth Amended and Restated Bylaws, marked to show amendments effective as of March 20, 2023
104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURE
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

RED ROBIN GOURMET BURGERS, INC.

Date: March 23, 2023

By:	/s/ Sarah A. Mussetter
Name:	Sarah A. Mussetter
Title:	Chief Legal Officer

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